                                                                    EXHIBIT 23.1


                         Independent Auditors' Consent

We consent to the use in this Registration Statement of Quintus Corporation on Form S-8 of our report dated June 18, 1999 (November 10, 1999 as to Note 15) and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts," which are incorporated in this Registration Statement.


                                        /s/ Deloitte & Touche LLP

San Jose, California
November 17, 1999